UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2010

CHICOPEE BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	0-51996	20-4840562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

70 Center Street, Chicopee, Massachusetts	01013
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (413) 594-6692

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 19, 2010, Chicopee Bancorp, Inc., the holding company for Chicopee Savings Bank, announced that the Company is commencing a fifth stock repurchase program to acquire up to 303,004 shares, or approximately 5%, of the Company’s outstanding common stock. The press release announcing the fifth stock repurchase program is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1	Press Release dated November 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CHICOPEE BANCORP, INC.
DATE: November 19, 2010	By:	/s/ Guida R. Sajdak
Guida R. Sajdak
Senior Vice President, Chief Financial Officer and Treasurer